DELAWARE GROUP® EQUITY FUNDS IV

Delaware Global Real Estate Securities Fund
(formerly, Delaware Macquarie Global Real Estate Fund)
(the “Fund”)

Supplement to the Fund’s Class A, Class C, and Class R
Statutory Prospectus dated January 28, 2011

Effective July 7, 2011, Delaware Management Company, the Fund’s investment manager, has contractually agreed to waive and/or reimburse an additional 0.05% to prevent the Fund’s “Total annual operating expenses” from exceeding 1.15% for Class A, Class C and Class R shares. These waivers are in addition to the existing contractual distribution fee waiver.

The following replaces the information related to the Fund in the sections entitled, “What are the Fund’s fees and expenses?” and “Example” on pages 1-2.

What are the Fund’s fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Investments® Funds. More information about these and other discounts is available from your financial advisor, in the Fund's prospectus under the section entitled "About your account," and in the Fund's statement of additional information under the section entitled "Purchasing shares."

Shareholder fees (fees paid directly from your investment)

Class	A	C	R
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%1	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	R
Management fees	0.99%	0.99%	0.99%
Distribution and service (12b-1) fees	0.30%	1.00%	0.60%
Other expenses	6.01%	6.01%	6.01%
Total annual fund operating expenses	7.30%	8.00%	7.60%
Fee waivers and expense reimbursements	(5.90%)2	(5.85%)2	(5.95%)2
Total annual fund operating expenses after fee waivers and expense reimbursements	1.40%	2.15%	1.65%

1	If you redeem Class C shares during the first year after you buy them, you will pay a contingent deferred sales charge (CDSC) of 1.00%.

2
The Fund's investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying expenses (excluding any 12b-1 plan, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual fund operating expenses from exceeding 1.15% of the Fund's average daily net assets from July 7, 2011 through January 30, 2012. The

Fund's distributor, Delaware Distributors, L.P. (Distributor), has also contracted to limit the Class A and Class R shares' 12b-1 fees from January 28, 2011 through January 30, 2012 to no more than 0.25% and 0.50% of their respective average daily net assets. These waivers and reimbursements may only be terminated by agreement of the Manager and the Distributor, as applicable, and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	R
1 year	$709	$218	$318	$168
3 years	$2,102	$1,815	$1,815	$1,698
5 years	$3,432	$3,317	$3,317	$3,150
10 years	$6,498	$6,695	$6,695	$6,462

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated July 8, 2011.